Exhibit 10.3
DEBT EXTINGUISHMENT AGREEMENT

THIS DEBT EXTINGUISHMENT AGREEMENT (this “Agreement”) is made effective as of the 2nd day of October 2009, by and between Kevin McAdams (“Creditor”) and RX Scripted, Inc. (the “Company”), each a “Party” and collectively the “Parties.”

PRELIMINARY STATEMENTS

1.
The Company owes Creditor an aggregate of $33,700 (the “Debt”) as of the date of this Agreement pursuant to a Revolving Credit Promissory Note dated December 12, 2007 (the “Note”, as amended, modified and extended from time to time);

2.
The Company and certain shareholders of the Company, including Creditor’s wife, the President of the Company (the “Shareholders”), have previously entered into a Stock Purchase Agreement (the “Purchase Agreement”), pursuant to which the Shareholders have agreed to sell a controlling interest in the Company; and

3.	A required condition to the closing of the Purchase Agreement is the forgiveness by the Creditor of the Debt and the extinguishment of the Note.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties do hereby agree as follows:

1.           Debt Forgiveness and Note Extinguishment.

The Creditor agrees to forgive the entire amount of the Debt (the “Forgiveness”) and forever extinguish the Note and any obligations owing to Creditor in connection with such Note (the “Extinguishment”) in consideration for $10 and other good and valuable consideration from the Company, which funds the Creditor agrees to accept in consideration for full and complete satisfaction of the Note and the Debt.

2.
Consideration.  Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and/or pursuant to and in connection with the Purchase Agreement and the transactions contemplated therein.

3.
Further Assurances.  The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents (a) as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement; or (b) to effect or evidence the Forgiveness of the Debt and Extinguishment of the Note.

4.           Miscellaneous.

(a)	Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

(b)
Amendments and Waiver.  No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the Parties hereto.  No waiver of any provision of this Agreement shall be valid unless in writing and signed by the Party against whom that waiver is sought to be enforced.

(c)	Assignments. Purchaser may assign any of its rights, interests and obligations under this Agreement and must notify Seller in writing.

(d)
Counterparts.  This Agreement may be executed in counterparts and by the different Parties in separate counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

(e)	Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

(f)
Severability.  Should any clause, sentence, paragraph, subsection, Section or Article of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the Parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom by the Parties, and the remainder will have the same force and effectiveness as if such stricken part or parts had never been included herein.

(g)
Applicable Law.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

(h)
Entire Agreement.  This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

(i)	Faxed Signatures. For purposes of this Agreement, a faxed signature shall constitute an original signature.

[Remainder of page left intentionally blank. Signature page follows.]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the day and year first above written.

“CREDITOR”

/s/ Kevin McAdams
Kevin McAdams

“COMPANY”

RX Scripted, Inc.

By: MaryAnne McAdams
MaryAnne McAdams
President